Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2008

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton    HM 11
Contact Information:
Brenton Slade
Director of Investor Relations
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

Basis of Presentation	i

Cautionary Statement Regarding Forward-Looking Statements	i

Regulation G - Non-GAAP Financial Measures	iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of (Loss) Income - Quarterly	2
b. Gross Premium Written by Line of Business and Geographic Area of Risk	3

III. Consolidated Balance Sheets	4

IV. Investment Portfolio Composition	5

V. Loss Reserve - Paid to Incurred Analysis	6

V. Share Analysis
b. Capitalization	7
c. Earnings Per Common Share Information - As Reported	8
e. Basic and Diluted Book Value Per Common Share Analysis	9

VI. Mont Fort Consolidation
a. Balance Sheet Consolidation	10
b. Income Statement Consolidation	11

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company's long term debt by the total capital.  Total capital represents the sum of shareholders' equity plus long term debt.

●	N/A - means not applicable

●
In presenting the Company's results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

i

Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the impact of the current unprecedented volatility in the financial markets, including the duration of the crisis and the effectiveness of governmental solutions; the weakening economy, including the impact on our customers’ businesses; fluctuations in interest rates; the effects of corporate bankruptcies on capital markets; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ii

Flagstone Reinsurance Holdings Limited
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total shareholders' equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total shareholders' equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU's and RSU's.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at September 30, 2008 and September 30, 2007.

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income adjusted for net realized and unrealized gains (losses) - investments and net realized and unrealized gains (losses) - other divided by diluted weighted average common shares outstanding.

iii

Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended		Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007

Gross premiums written	$173,219	$123,704	$686,643	$512,062
Net premiums written	$151,235	$91,132	$610,210	$471,245
Net premiums earned	$188,641	$138,799	$465,665	$351,867
Net investment income	$16,056	$17,022	$48,031	$51,184
Net (loss) income	$(186,548)	$66,249	$(111,740)	$116,553
Net operating (loss) income (1)	$(46,832)	$57,951	$50,832	$105,642
Comprehensive (loss) income	$(180,658)	$74,559	$(110,558)	$122,846
Cash flow from operating activities	$(185,090)	$105,227	$247,446	$272,121
Loss and loss adjustment expense reserves	$392,462	$161,442	$392,462	$161,442
Total shareholders' equity	$1,084,419	$1,158,933	$1,084,419	$1,158,933

PER COMMON SHARE AND
COMMON SHARE DATA

Basic (loss) earnings per common share	(2.18)	0.78	(1.31)	1.44
Diluted (loss) earnings per common share	(2.18)	0.77	(1.31)	1.44
Diluted net operating (loss)income per common share (1)	(0.55)	0.68	0.59	1.31
Basic weighted average common shares outstanding	85,499,283	85,413,479	85,479,861	80,816,529
Diluted weighted average common shares outstanding (4)	85,499,283	85,491,561	85,479,861	80,937,061
Book value per common share	12.68	13.59	12.68	13.59
Diluted book value per common share	12.62	13.30	12.62	13.30
Diluted book value per common share adjusted for dividends	12.82	13.34	12.82	13.34
Dividend per share	0.04	0.04	0.12	0.04

FINANCIAL RATIOS
Growth in diluted book value per share (2)	(12.7)%	7.1%	(8.1)%	11.7%

Loss ratio	105.9%	27.0%	63.5%	46.2%
Acquisition cost ratio	14.6%	20.7%	16.9%	16.0%
General and administrative expense ratio	8.6%	14.2%	14.4%	13.7%
Combined ratio	129.1%	61.9%	94.8%	75.9%

INVESTMENT DATA
Total assets	$2,415,216	$2,066,696	$2,415,216	$2,066,696
Total cash and investments (3)	$1,897,579	$1,756,710	$1,897,579	$1,756,710

(1)	Net operating (loss) income is defined as net (loss) income adjusted for net realized and unrealized gains (losses) – investments and net realized and unrealized gains (losses) – other.
(2)	Change in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.
(3)	Cash and investments represents the total cash and cash equivalents, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.
(4)	Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY  (unaudited)

	Quarter ended					YTD		Year Ended
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	September 30, 2008	September 30, 2007	December 31, 2007
REVENUES								(audited)
Gross premiums written	$173,219	$271,178	$242,246	$65,088	$123,704	$686,643	$512,062	$577,150
Premiums ceded	(21,984)	(38,435)	(16,014)	(9,302)	(32,572)	(76,433)	(40,817)	(50,119)
Net premiums written	151,235	232,743	226,232	55,786	91,132	610,210	471,245	527,031
Change in net unearned premiums	37,406	(90,976)	(90,975)	69,484	47,667	(144,545)	(119,378)	(49,894)
Net premiums earned	188,641	141,767	135,257	125,270	138,799	465,665	351,867	477,137
Net investment income	16,056	13,279	18,696	22,624	17,022	48,031	51,184	73,808
Net realized and unrealized (losses) gains - investments	(138,677)	(9,339)	(12,412)	(1,573)	17,980	(160,428)	18,747	17,174
Net realized and unrealized (losses) gains - other	(1,039)	11,132	(12,237)	(1,985)	(9,682)	(2,144)	(7,836)	(9,821)
Other income	1,418	2,127	1,724	2,926	1,961	5,269	2,885	5,811
Total revenues	66,399	158,966	131,028	147,262	166,080	356,393	416,847	564,109

EXPENSES
Loss and loss adjustment expenses	199,768	56,298	39,767	30,415	37,439	295,833	162,444	192,859
Acquisition costs	27,452	27,210	24,165	26,054	28,795	78,827	56,238	82,292
General and administrative expenses	16,271	24,214	26,549	24,229	19,763	67,034	48,232	72,461
Interest expense	3,722	4,609	5,340	6,020	5,873	13,671	12,657	18,677
Net foreign exchange losses (gains)	8,331	1,630	(6,699)	(2,109)	(1,842)	3,262	(3,180)	(5,289)
Total expenses	255,544	113,961	89,122	84,609	90,028	458,627	276,391	361,000

(Loss) income before income taxes,
minority interest and interest earnings of equity investments	(189,145)	45,005	41,906	62,653	76,052	(102,234)	140,456	203,109
Provision for income tax	(585)	(442)	(865)	(432)	(229)	(1,892)	(351)	(783)
Minority interest	3,657	(2,615)	(8,181)	(10,852)	(9,317)	(7,139)	(24,942)	(35,794)
Interest in earnings of equity investments	(475)	-	-	-	(257)	(475)	1,390	1,390

NET (LOSS) INCOME (1)	$(186,548)	$41,948	$32,860	$51,369	$66,249	$(111,740)	$116,553	$167,922

Change in currency translation adjustment	5,833	(2,766)	(1,420)	1,652	8,310	1,647	6,293	7,945
Change in defined benefit pension plan - transitional obligation	57	27	(549)	-	-	(465)	-	-
COMPREHENSIVE (LOSS) INCOME	$(180,658)	$39,209	$30,891	$53,021	$74,559	$(110,558)	$122,846	$175,867

KEY RATIOS

Loss ratio	105.9%	39.7%	29.4%	24.3%	27.0%	63.5%	46.2%	40.4%
Acquisition cost ratio	14.6%	19.2%	17.9%	20.8%	20.7%	16.9%	16.0%	17.2%
General and administrative expense ratio	8.6%	17.1%	19.6%	19.3%	14.2%	14.4%	13.7%	15.2%
Combined ratio	129.1%	76.0%	66.9%	64.4%	61.9%	94.8%	75.9%	72.8%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	85,499,283	85,470,205	85,469,270	85,414,160	85,413,479	85,479,861	80,816,529	81,975,384
Weighted average common shares outstanding - diluted	85,499,283	85,638,506	85,690,742	85,529,672	85,491,561	85,479,861	80,937,061	82,111,590

Net (loss) income per common share outstanding - basic	$(2.18)	$0.49	$0.38	$0.60	$0.78	$(1.31)	$1.44	$2.05
Net (loss) income per common share outstanding - diluted	$(2.18)	$0.49	$0.38	$0.60	$0.77	$(1.31)	$1.44	$2.05

(1)
Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity, short term, equity and other investments are included in net income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUM WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended September 30, 2008		Three months ended September 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Reinsurance
Property catastrophe	81,809	47.2%	46,713	37.8%
Property	40,234	23.3%	36,142	29.2%
Short-tail specialty and casualty	33,465	19.3%	19,057	15.4%
	155,509	89.8%	101,912	82.4%
Insurance	17,711	10.2%	21,792	17.6%
Total	173,219	100.0%	123,704	100.0%

	Nine months ended September 30, 2008		Nine months ended September 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Reinsurance
Property catastrophe	425,937	62.0%	352,039	68.7%
Property	79,349	11.6%	84,473	16.5%
Short-tail specialty and casualty	117,869	17.2%	53,758	10.5%
	623,155	90.8%	490,270	95.7%
Insurance	63,488	9.2%	21,792	4.3%
Total	686,643	100.0%	512,062	100.0%

	Three months ended September 30, 2008		Three months ended September 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	20,055	11.6%	25,933	21.0%
Europe	8,924	5.2%	3,521	2.8%
Japan and Australasia	12,277	7.1%	8,261	6.7%
North America	96,358	55.6%	60,928	49.3%
Worldwide risks(3)	26,582	15.3%	19,339	15.6%
Other	9,023	5.2%	5,722	4.6%
Total	173,219	100.0%	123,704	100.0%

	Nine months ended September 30, 2008		Nine months ended September 30, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
Caribbean(2)	74,213	10.8%	40,988	8.0%
Europe	84,361	12.3%	87,542	17.1%
Japan and Australasia	46,033	6.7%	37,774	7.4%
North America	339,181	49.4%	275,361	53.8%
Worldwide risks(3)	120,090	17.5%	59,003	11.5%
Other	22,765	3.3%	11,394	2.2%
Total	686,643	100.0%	512,062	100.0%

(1)	Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area
(2)	Gross premiums written related to the Insurance segment are included in the Caribbean geographic area
(3)	This geographic area includes contracts that cover risks in two or more geographic zones

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS  (Unaudited)

	As at
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
ASSETS
Investments:
Fixed maturity investments, at fair value	$697,839	$804,798	$709,393	$1,109,105	$1,102,328
Short term investments, at fair value	29,888	20,196	70,956	23,616	14,242
Equity investments, at fair value	78,426	107,935	86,854	74,357	28,746
Other investments	423,144	464,141	322,907	293,166	289,340
Total investments	1,229,297	1,397,070	1,190,110	1,500,244	1,434,656

Cash and cash equivalents	635,623	562,816	710,663	362,680	322,768
Premium balances receivable	275,778	314,456	205,683	136,555	189,553
Unearned premiums ceded	41,789	39,682	18,348	14,608	22,491
Reinsurance recoverable	14,599	1,481	1,683	1,355	1,007
Accrued interest receivable	5,854	7,214	6,225	9,915	7,534
Receivable for investments sold	31,749	2,942	5,660	-	-
Deferred acquisition costs	52,502	51,467	37,290	30,607	36,819
Funds withheld	11,915	10,096	10,361	6,666	6,606
Goodwill	13,068	13,171	10,781	10,781	11,556
Intangibles	775	775	775	775	-
Other assets	101,974	71,942	44,306	29,587	32,697
Due from related parties	293	64	-	-	1,009
TOTAL ASSETS	$2,415,216	$2,473,176	$2,241,885	$2,103,773	$2,066,696

LIABILITIES
Loss and loss adjustment expense reserves	392,462	233,596	200,602	180,978	161,442
Unearned premiums	350,786	389,223	276,823	175,607	252,096
Insurance and reinsurance balances payable	32,984	33,749	13,207	12,088	22,728
Payable for investments purchased	4,944	6,162	23,843	41,750	8,248
Long term debt	252,838	255,037	266,375	264,889	264,469
Other liabilites	104,772	79,302	33,375	33,198	26,076
TOTAL LIABILITIES	1,138,786	997,069	814,225	708,510	735,059

Minority Interest (1)	192,011	195,923	186,098	184,778	172,704

SHAREHOLDERS' EQUITY

Common voting shares	853	853	853	853	853
Additional paid-in capital	899,920	911,964	909,026	905,316	903,220
Accumulated other comprehensive income (loss)	8,608	2,718	5,457	7,426	5,774
Retained earnings	175,038	364,649	326,226	296,890	249,086
TOTAL SHAREHOLDERS' EQUITY	1,084,419	1,280,184	1,241,562	1,210,485	1,158,933

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,415,216	$2,473,176	$2,241,885	$2,103,773	$2,066,696

Basic book value per common share	$12.68	$14.97	$14.53	$14.17	$13.59

Diluted book value per common share	$12.62	$14.53	$14.08	$13.87	$13.30

Diluted book value per common share adjusted for dividends declared	$12.82	$14.68	$14.20	$13.95	$13.34

Debt to total capitalization (2)	18.9%	16.6%	17.7%	18.0%	18.6%

(1) Mont Fort Re (see Pages 10 and 11 for additional information) , Island Heritage and Flagstone Reinsurance Africa.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007
U.S. government and agency securities	$407,658	33.2%	$453,670	32.5%	$273,011	22.9%	$493,969	32.9%	$317,305	22.1%
Corporates	123,488	10.1%	147,045	10.5%	184,975	15.5%	260,692	17.4%	270,527	18.8%
Non US government and government agencies	2,759	0.2%	2,351	0.2%	363	0.1%	558	0.1%	1,309	0.1%
Mortgage-backed securities	119,503	9.7%	128,961	9.2%	111,792	9.4%	198,734	13.2%	311,431	21.7%
Asset-backed securities	44,431	3.6%	72,771	5.2%	139,252	11.7%	155,152	10.3%	201,756	14.1%
Other debt securities	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total fixed maturities	697,839	56.8%	804,798	57.6%	709,393	59.6%	1,109,105	73.9%	1,102,328	76.8%
Other investments	423,144	34.4%	464,141	33.2%	322,907	27.1%	293,166	19.5%	289,340	20.2%
Total	1,120,983	91.2%	1,268,939	90.8%	1,032,300	86.7%	1,402,271	93.4%	1,391,668	97.0%
Equity securities	78,426	6.4%	107,935	7.8%	86,854	7.3%	74,357	5.0%	28,746	2.0%
Short term investments	29,888	2.4%	20,196	1.4%	70,956	6.0%	23,616	1.6%	14,242	1.0%
Total	$1,229,297	100.0%	$1,397,070	100.0%	$1,190,110	100.0%	$1,500,244	100.0%	$1,434,656	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$604,025	83.0%	672,160	81.5%	$581,871	74.6%	$843,980	74.5%	$823,292	73.7%
AA	44,598	6.1%	55,325	6.7%	77,942	10.0%	117,704	10.4%	113,974	10.2%
A	52,850	7.3%	70,977	8.6%	102,296	13.1%	148,239	13.1%	159,621	14.3%
BBB	26,053	3.6%	26,233	3.2%	17,873	2.3%	22,798	2.0%	19,683	1.8%
B	201	0.0%	299	0.0%	367	0.0%	-	0.0%	-	0.0%
Total	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%	$1,132,721	100.0%	$1,116,570	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$102,188	14.1%	$65,864	8.0%	$122,878	15.7%	57,033	5.0%	$28,457	2.5%
From one to five years	230,842	31.7%	214,970	26.1%	214,142	27.4%	372,338	32.9%	290,165	26.0%
From five to ten years	118,504	16.3%	203,960	24.7%	118,191	15.2%	209,821	18.5%	145,147	13.0%
Above ten years	112,259	15.4%	138,468	16.8%	74,093	9.5%	139,643	12.3%	139,614	12.5%
Asset-backed and mortgage-backed securities	163,934	22.5%	201,732	24.4%	251,045	32.2%	353,886	31.3%	513,187	46.0%
Total	$727,727	100.0%	$824,994	100.0%	$780,349	100.0%	1,132,721	100.0%	$1,116,570	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Alliance Re	$15,049		$6,846		$-		$-		$-
Real estate investment trusts	56,308		69,679		11,079		12,204		13,787
Investment funds	30,237		31,268		30,834		31,249		31,033
Catastrophe bonds	39,888		40,081		36,652		36,619		36,599
Fixed income fund	281,662		316,267		244,342		212,982		207,921
Other investment	-		-		-		112		-
Total	$423,144		$464,141		$322,907		$293,166		$289,340

Flagstone Reinsurance Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended September 30, 2008			Three months ended June 30, 2008			Three months ended March 31, 2008
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$233,596	$(1,481)	$232,115	$200,602	$(1,683)	$198,919	$180,978	$(1,355)	$179,623

Incurred	212,395	(12,627	199,768	57,331	(1,034)	56,297	39,767	(334)	39,433

Other (1) (2)	(9,006)	(828)	(9,834)	5,284	-	5,284	39	-	39

Paid	(44,523)	337	-44,186	(29,621)	1,236	(28,385)	(20,182)	6	(20,176)

End of period	$392,462	$-14,599	$377,863	$233,596	$(1,481)	$232,115	$200,602	$(1,683)	$198,919

Paid to incurred percentage	21.0%	2.7%	22.1%	51.7%	119.5%	50.4%	50.8%	1.8%	51.2%

	Three months ended December 31, 2007			Three months ended September 30, 2007
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries (3)	Net

Beginning of period	$161,442	$(1,007)	$160,435	$135,143	$(542)	$134,601

Incurred	30,415	(744)	29,671	37,439	(969)	36,470

Other (1)	(352)	-	(352)	5,542	-	5,542

Paid	(10,527)	396	(10,131)	(16,682)	504	(16,178)

End of period	$180,978	$(1,355)	$179,623	$161,442	$(1,007)	$160,435

Paid to incurred percentage	34.6%	53.2%	34.1%	44.6%	52.0%	44.4%

(1)	This amount represents the movement in reserves as a result of foreign exchange movements and the reserves acquired upon acquistition of the controlling interest in Island Heritage.
(2)	For the three months ended June 30, 2008 this amount includes the loss reserves acquired through the Flagstone Reinsurance Africa acquisition in June 2008.
(3)	Beginning period balance of recoveries results from consolidation of Island Heritage beginning July 1, 2007.

Flagstone Reinsurance Holdings Limited
CAPITALIZATION (Unaudited)

	As at
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007

Long term debt	$252,838	$255,037	$266,375	$264,889	$264,469
Shareholders' equity	1,084,419	1,280,184	1,241,562	1,210,485	1,158,933
Total Capitalization	$1,337,257	$1,535,221	$1,507,937	$1,475,374	$1,423,402

Leverage ratio:
Debt to total capitalization	18.9%	16.6%	17.7%	18.0%	18.6%

	September 30, 2008		September 30, 2007
	Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)	$88,750	$88,750	$100,000	$100,000
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$787	$922	$922
Letter of credit facility (e)	$400,000	$72,580	$400,000	$70,500
Letter of credit facility (f)	$200,000	$–	$200,000	$–

Notes:
(a)
The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037 and may be called at par by the Issuer at any time after September 15, 2012.

(b)
The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037 and may be called at par by the Issuer at any time after July 30, 2012.

(c)
The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(d)
The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e)
$400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  The drawn amount of the facility at September 30, 2008 was secured by $80.6 million of fixed maturity securities from the Company's investment portfolio.

(f)
$200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited
(LOSS) EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended		Nine months ended		Year ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007	December 31, 2007
Net (loss) income available to common shareholders	$(186,548)	$66,249	$(111,740)	$116,553	167,922

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,499,283	85,413,479	85,479,861	80,816,529	81,975,384

Dilutive share equivalents:
Unvested performance share units (2)	–	–	–	–	–
Weighted average unvested restricted share units (3)	–	78,082	–	120,532	136,206
Diluted weighted average common shares outstanding	85,499,283	85,491,561	85,479,861	80,937,061	82,111,590

(LOSS) EARNINGS PER COMMON SHARE
Basic	$(2.18)	$0.78	$(1.31)	$1.44	$2.05
Diluted	$(2.18)	$0.77	$(1.31)	$1.44	$2.05

(1)	Includes weighted average vested restricted share units
(2)
Effective January 1, 2007 and in accordance with SFAS 128, we determined that the PSUs should not be included in the calculation of diluted EPS until the end of the performance period, when the numbers of shares issuable under the PSU Plan will be known. As at September 30, 2008, there were 105,822 PSUs expected to vest under the PSU Plan.

(3)
Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.  The number of anti-dilutive share equivalents that have been excluded in the computation of diluted earnings per share for the three and nine months ended September 30, 2008, were 103,344 and 236,876 respectively.

Flagstone Reinsurance Holdings Limited
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Common shareholders’ equity	$1,084,419	$1,280,184	$1,241,562	$1,210,485	$1,158,933
Cumulative dividends declared	$17,090	$14,026	$10,501	$6,977	$3,412
Common shares outstanding	85,346,325	85,346,325	85,316,924	85,309,107	85,297,891
add in:
vested restricted share units	152,958	152,958	152,958	105,060	–
Total common shares and common share equivalents outstanding	85,499,283	85,499,283	85,469,882	85,414,167	85,297,891

Basic book value per common share	$12.68	$14.97	$14.53	$14.17	$13.59
Basic book value per common share adjusted for dividends	$12.88	$15.14	$14.65	$14.25	$13.63
Diluted book value on an “as if converted basis”
Common shareholders’ equity	$1,084,419	$1,280,184	$1,241,562	$1,210,485	$1,158,933
add in:
proceeds on exercise of warrant (1)	–	–	–	–	–
Adjusted shareholders’ equity	$1,084,419	$1,280,184	$1,241,562	$1,210,485	$1,158,933
Cumulative dividends declared	$17,090	$14,026	$10,501	$6,977	$3,412

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,499,283	85,499,283	85,469,882	85,414,167	85,297,891
add in:
vesting of performance share units	105,822	2,312,658	2,308,658	1,658,700	1,538,000
vesting of restricted share units	301,746	324,550	379,600	221,550	326,538
Diluted common shares outstanding	85,906,851	88,136,491	88,158,140	87,294,417	87,162,429

Diluted book value per common share	$12.62	$14.53	$14.08	$13.87	$13.30
Diluted book value per common share adjusted for dividends (2)	$12.82	$14.68	$14.20	$13.95	$13.34

Change in diluted book value per share: Quarter	-13.1%	3.1%	1.6%	4.3%	6.7%
Change in diluted book value per share adjusted for dividends (3): Quarter	-12.7%	3.4%	1.8%	4.6%	7.1%
Change in diluted book value per share adjusted for dividends (3): Rolling 12 months	-3.8%	17.9%	15.3%	16.8%	20.3%
Annualized change in diluted book value per share adjusted for dividends since inception	10.0%	17.3%	17.6%	19.0%	18.9%

(1)	Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2)	Diluted book value per common share adjusted for dividends is calculated by dividing adjusted shareholders’ equity plus of cumulative dividends declared by diluted common shares outstanding.
(3)	Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (Unaudited)

	As at September 30, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$666,994	$30,845	$–	$697,839
Short term investments, at fair value	29,888	–	–	29,888
Equity investments, at fair value	78,426	–	–	78,426
Other investments	424,684	–	(1,540)	423,144
Total investments	1,199,992	30,845	(1,540)	1,229,297

Cash and cash equivalents	480,478	155,145	–	635,623
Premium balances receivable	292,501	883	(17,606)	275,778
Unearned premiums ceded	41,789	–		41,789
Reinsurance recoverable	14,599	–	–	14,599
Accrued interest receivable	5,260	594	–	5,854
Receivable for investments sold	31,749	–	–	31,749
Deferred acquisition costs	52,502	–	–	52,502
Funds withheld	11,915	–	–	11,915
Goodwill	13,068	–	–	13,068
Intangible assets	775		–	775
Other assets	102,101	(127)	–	101,974
Due from related parties	3,099	(2,806)	–	293
TOTAL ASSETS	$2,249,828	$184,534	$(19,146)	$2,415,216

LIABILITIES
Loss and loss adjustment expense reserves	$392,462	$–	$–	$392,462
Unearned premiums	350,786	–	–	350,786
Insurance and reinsurance balance payable	33,802	16,788	(17,606)	32,984
Payable for investments purchased	4,944	–		4,944
Long term debt	252,838	–	–	252,838
Other liabilites	104,747	25	–	104,772
TOTAL LIABILITIES	1,139,579	16,813	(17,606)	1,138,786

Minority Interest	25,830	–	166,181	192,011

SHAREHOLDERS’ EQUITY
Common voting shares	853	1,400	(1,400)	853
Additional paid–in capital	899,920	121,718	(121,718)	899,920
Accumulated other comprehensive income	8,608	–	–	8,608
Retained earnings	175,038	44,603	(44,603)	175,038
TOTAL SHAREHOLDERS’ EQUITY	1,084,419	167,721	(167,721)	1,084,419
TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY	$2,249,828	$184,534	$(19,146)	$2,415,216

Flagstone Reinsurance Holdings Limited
SUMMARY CONSOLIDATED INCOME STATEMENTS - MONT FORT  (Unaudited)

	Quarter ending September 30, 2008				YTD September 30, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
REVENUES
Gross premiums written	$173,219	$3,234	$(3,234)	$173,219	$686,643	$15,730	$(15,730)	$686,643
Premiums ceded	(25,218)	–	3,234	(21,984)	(92,163)	–	15,730	(76,433)
Net premiums written	148,001	3,234	–	151,235	594,480	15,730	–	610,210

Change in net unearned premiums	35,375	2,030	1	37,406	(145,846)	1,300	1	(144,545)
Net premiums earned	183,377	5,264	1	188,641	448,635	17,030	1	465,665
Net investment income	14,711	1,345	–	16,056	43,383	4,648	–	48,031
Net realized and unrealized (losses) gains – investments	(139,662)	985	–	(138,677)	(161,211)	783	–	(160,428)
Net realized and unrealized (losses) gains – other	(1,039)	–	–	(1,039)	(2,144)	–	–	(2,144)
Other income	2,046	(385)	(243)	1,418	8,514	(2,347)	(898)	5,269
Total revenues	59,433	7,209	(242)	66,399	337,177	20,114	(897)	356,393

EXPENSES
Loss and loss adjustment expenses	189,704	10,064	–	199,768	285,298	10,535	–	295,833
Acquisition costs	27,096	599	(243)	27,452	77,837	1,888	(898)	78,827
General and administrative expenses	16,262	9	–	16,271	66,954	80	–	67,034
Interest expense	3,722	–	–	3,722	13,671	–	–	13,671
Net foreign exchange losses (gains)	8,331	–	–	8,331	3,262	–	–	3,262
Total expenses	245,114	10,672	(243)	255,544	447,021	12,503	(898)	458,627
Income before income taxes, minority interest and interest in eamings of equity invetsments	(185,682)	(3,463)	1	(189,145)	(109,845)	7,611	1	(102,234)
Provision for income tax	(585)	–	–	(585)	(1,892)	–	–	(1,892)
Minority interest	186	–	3,471	3,657	451	–	(7,590)	(7,139)
Interest in earnings of equity investments	(466)	–	(9)	(475)	(453)		(22)	(475)
NET INCOME	$(186,546)	$(3,463)	$3,463	$(186,548)	$(111,738)	$7,611	$(7,611)	$(111,740)

Change in currency translation adjustment	5,833	–	–	5,833	1,647	–	–	1,647
Change in defined benefit plan – transitional obligation	57	–	–	57	(465)	–	–	(465)
COMPREHENSIVE INCOME	$(180,656)	$(3,463)	$3,463	$(180,658)	$(110,556)	$7,611	$(7,611)	$(110,558)

KEY RATIOS
Loss ratio	103.5%			105.9%	63.6%			63.5%
Acquisition cost ratio	14.8%			14.6%	17.3%			16.9%
General and administrative expense ratio	8.9%			8.6%	14.9%			14.4%
Combined ratio	127.2%			129.1%	95.8%			94.8%